SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Redwood Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s)Filing Proxy Statement, if other than the Registrant)

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RWT
REDWOOD TRUST, INC.
591 Redwood Highway, Suite 3100
Mill Valley, California 94941
(415) 389-7373

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders

of Redwood Trust, Inc.

      You are cordially invited to attend the Annual Meeting of Stockholders of Redwood Trust, Inc., a Maryland corporation (the Company), to be held on Thursday, May 8, 2003, at 11:00 a.m., PDT, at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California, for the following purposes:

1.	To elect one Class II director and two Class III directors to serve until the Company’s Annual Meeting of Stockholders to be held in 2005 and 2006 respectively, and until such directors’ successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003; and

3.	To transact such other business as may properly come before the Annual Meeting or at any adjournments thereof.

      A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on March 31, 2003, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

      Management desires to have a maximum representation of stockholders at the Annual Meeting. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute, and promptly mail the enclosed proxy in the accompanying postage-paid envelope or vote by telephone or via the Internet as instructed on the proxy. A proxy may be revoked by a stockholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

By Order of the Board of Directors

HAROLD F. ZAGUNIS
Secretary

Mill Valley, California

April 10, 2003

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
YOUR PROXY IN THE ENCLOSED ENVELOPE OR VOTE BY
TELEPHONE OR VIA THE INTERNET AS INSTRUCTED ON
THE PROXY.

RWT

REDWOOD TRUST, INC.
591 Redwood Highway, Suite 3100
Mill Valley, California 94941
(415) 389-7373

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2003

To Our Stockholders:

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Redwood Trust, Inc., a Maryland corporation (Company), for use at the Annual Meeting of Stockholders of the Company (Annual Meeting) to be held on Thursday, May 8, 2003 at 11:00 a.m., Pacific Daylight Time, at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California, and any adjournments thereof. This Proxy Statement, the accompanying proxy card, and the Notice of Annual Meeting are being provided to stockholders beginning on or about April 10, 2003.

GENERAL INFORMATION

Solicitation of Proxies

      The enclosed proxy is solicited by the Board of Directors of the Company. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone, facsimile transmission, and telegram on behalf of the Company by directors and officers of the Company. Banks, brokerage houses, nominees, and other fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to their beneficial owners. The Company does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this Proxy Statement, the cost is estimated to be less than $10,000, plus reasonable out-of-pocket expenses.

Voting Rights

      Holders of shares of the Company’s common stock (Common Stock) at the close of business on March 31, 2003, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On that date, 16,604,910 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of stockholders representing a majority of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum is present, (i) a plurality of the votes cast at the Meeting is required for election as a director, and (ii) for each other matter, the affirmative vote of a majority of the votes cast with respect to such matter is required. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares not voted, and therefore will have no legal effect on the outcome of matters presented at the Annual Meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes.

Voting of Proxies

      Shares of the Common Stock represented by all properly executed (or otherwise designated) proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as directors, and FOR the ratification of PricewaterhouseCoopers LLP as the Company’s auditors.

      Management and the Board of Directors of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein. To date, no stockholders’ proposals have been received by the Company. However, if any other matters of which management and Board of Directors of the Company are not now aware are presented properly to the stockholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

      The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy, or by attending the Annual Meeting and voting in person.

Annual Report

      The 2002 Annual Report including financial statements for the year ended December 31, 2002, which is being mailed to stockholders together with the Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

      The 2002 Annual Report includes the annual report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (SEC). Any exhibits listed in the Form 10-K will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company’s Secretary at the Company’s executive office set forth in this Proxy Statement.

ITEM 1 — ELECTION OF DIRECTORS

      The Company’s Articles of Incorporation and Bylaws provide for a classified Board of Directors comprised of Classes I, II and III. Class III directors are scheduled to be elected at the 2003 Annual Meeting to serve for a three-year term and until their successors are elected and duly qualified. In addition, one Class II director who was elected to fill a vacancy is nominated to serve for a two-year term. The Company’s Bylaws further provide that, except in the case of a vacancy, a majority of the members of the Board of Directors and of any committee of the Board of Directors will be at all times directors who are not employed by the Company (Independent Directors). The nominees for two Class III directors and one Class II director of the Board of Directors are set forth below. Unless authorization is withheld, the persons named as proxies will vote FOR the nominees for directors listed below unless otherwise specified by the stockholder. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. The nominees listed below already are serving as directors of the Company.

      The election to the Board of Directors of each of the nominees identified in this Proxy Statement will require a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

      The Board of Directors unanimously recommends that stockholders vote FOR the nominees identified below.

Class II Nominee to Board of Directors

Name	Position With The Company

Greg H. Kubicek	Director

      Greg H. Kubicek, age 46, became a director of Redwood Trust in 2002. Mr. Kubicek is President of The Holt Company, Inc., a real estate company that develops, owns, and manages commercial real estate properties and is a residential homebuilder. He has also served as Chairman of the Board of Cascade Corporation, an international manufacturing corporation. Mr. Kubicek holds a B.A. in Economics from Harvard College. Mr. Kubicek is a Class II director whose term would expire in 2005.

Class III Nominees to Board of Directors

Name	Position With The Company

Thomas C. Brown	Director
George E. Bull	Chairman and Chief Executive Officer

      Certain biographical information regarding each nominee is set forth below along with biographical information for other directors.

      Thomas C. Brown, age 54, has been a director of the Company since 1998. Mr. Brown is currently an independent consultant. In 2001, Mr. Brown was CEO of Rates Financial Network Inc. Prior to that, Mr. Brown was Executive Vice President, Marketing and Field Operations, at PMI Mortgage Insurance Company in San Francisco. Mr. Brown has more than 20 years of senior management experience in real estate, mortgage finance, and investment banking. Prior to joining PMI in 1997, Mr. Brown was President, CEO, and Director of Centerbank Mortgage Company based in Waterbury, CT. Before joining Centerbank in 1989, Mr. Brown held senior management positions at Goldome Realty Credit Corporation and Merrill Lynch and Company, where he was President of Merrill Lynch Huntoon Paige Inc. and Managing Director of the Real Estate Finance Group. Mr. Brown holds a B.S. degree from Boston University and an M.B.A. from the University of Buffalo. Mr. Brown is a Class III director whose term expires in 2003.

      George E. Bull, age 54, is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company since 1994. From 1983 through 1997, Mr. Bull was the President of George E. Bull III Capital Management, Inc. (GB Capital). GB Capital ceased operating as a business in 1997. GB Capital assisted banks, insurance companies, and savings and loans in managing portfolios of securitized and unsecuritized mortgage loans, in arranging collateralized borrowings, in hedging balance sheet risks, and with other types of capital markets transactions. Mr. Bull holds a B.A. degree in Economics from University of California at Davis. Mr. Bull is a Class III director whose term expires in 2003.

Current Directors — Terms Expiring After 2003

      Richard D. Baum, age 56, has been a director of the Company since 2001. Mr. Baum is the President of Care West Insurance Company, a worker’s compensation company headquartered in Rocklin, California. Previously, Mr. Baum was the Chief Deputy Insurance Commissioner for the State of California. Prior to that, Mr. Baum was a Senior Vice President of Amfac, Inc., a diversified operating company engaged in various businesses including real estate development and property management. Mr. Baum holds a B.A. degree from Stanford University, an M.A. degree from the State University of New York, and a J.D. from George Washington University, National Law Center, Washington, D.C. Mr. Baum is a Class I director whose term expires in 2004.

      Mariann Byerwalter, age 42, has been a director of the Company since 1998. Ms. Byerwalter is currently Chairman of JDN Corporate Advisory LLC (a privately held advisory services firm). Ms. Byerwalter was the Chief Financial Officer and Vice President for Business Affairs of Stanford University from 1996 to 2001. She serves as a director of The PMI Group, Inc., SRI International, the America First Companies in Omaha, the Lucile Packard Children’s Hospital, and the Stanford Hospital and Clinics. She also currently serves on the Board of Trustees of Stanford University and as a Trustee of SchwabFunds. From 1987 to 1996, Ms. Byerwalter was a partner and co-founder of America First Financial Corporation. Ms. Byerwalter was also the Chief Operating Officer, Chief Financial Officer, and Director of America First Eureka Holdings, a publicly traded institution and the holding company for EurekaBank. She was the Chief Financial Officer of EurekaBank from 1993 to 1996 and was a member of its Board of Directors from 1988 until the company was sold in 1998. From 1984 to 1987, Ms. Byerwalter was a Vice President for Strategic Planning and Corporate Development at BankAmerica Corporation. From 1984 to 1987, she was a Vice President of the BankAmerica Venture Capital Corporation. Ms. Byerwalter holds a B.A. degree from Stanford University and an M.B.A. from Harvard Business School. Ms. Byerwalter is a Class I director whose term expires in 2004.

      Douglas B. Hansen, age 45, is a founder of the Company and has served as President and director since 1994. From 1990 through 1997, Mr. Hansen was a Principal with GB Capital. GB Capital discontinued operating as a business in 1997. GB Capital assisted banks, insurance companies, and savings and loans in managing portfolios of securitized and unsecuritized mortgage loans, in arranging collateralized borrowings, in hedging balance sheet risks, and with other types of capital markets transactions. Mr. Hansen holds a B.A. degree in Economics from Harvard College and an M.B.A. from Harvard Business School. Mr. Hansen is a Class II director whose term expires in 2005.

      Charles J. Toeniskoetter, age 58, has been a director of the Company since 1994. Mr. Toeniskoetter is the Chairman and Chief Executive Officer of Toeniskoetter & Breeding, Inc. Development, a company which has developed, owns, and manages over $250 million of commercial and industrial real estate properties. He is also the Chairman and Chief Executive Officer of Toeniskoetter & Breeding, Inc. Construction, a commercial and industrial construction company that has completed over $700 million of construction contracts since its founding. Mr. Toeniskoetter serves on the Board of the SJW Corp and also serves on the Board of the Heritage Commerce Corp as well as a number of non-profit foundations and other community organizations. Mr. Toeniskoetter holds a B.S. degree in Mechanical Engineering from Notre Dame and an M.B.A. from Stanford University Graduate School of Business. Mr. Toeniskoetter is a Class II director whose term expires in 2005.

      David L. Tyler, age 65, has been a director of the Company since 2001. Mr. Tyler has recently retired as the Executive Vice President, Director, and Chief Financial Officer of Interland Corporation, a private owner and developer of commercial centers and apartment communities. Interland owns and operates in excess of 5,000 multifamily units and over 2 million square feet of office space. Prior to his employment at Interland beginning in 1972, Mr. Tyler served as Controller at Kaiser Resources (1968-1971) and with the accounting firm Touche Ross (1963-1968). Mr. Tyler holds a B.A degree from the University of California, Riverside and an M.B.A from the Graduate School of Business, University of California, Berkeley. Mr. Tyler is a Class I director whose term expires in 2004.

Information Concerning the Board of Directors

      The Board has eight directors and the following three committees: (1) Audit, (2) Compensation, and (3) Governance and Nominating. The membership during the 2002 fiscal year and the function of each committee are described below. The Audit Committee met nine times in 2002 in order to carry out its responsibilities as discussed below in the Audit Committee Report. The Compensation Committee met four times in 2002 in order to carry out its responsibilities as discussed below in the Compensation Committee Report. The Governance Committee met five times in 2002. The Company has no other standing committees of the Board of Directors.

      The Board of Directors held five regular meetings in 2002. No director attended fewer than 75% of the meetings of the Board of Directors and the committees on which he or she served.

Committee

Governance and
Name of Director	Audit		Compensation		Nominating

Independent Directors:
Richard D. Baum			x		x *
Thomas C. Brown	x		x
Mariann Byerwalter			x	*
Greg H. Kubicek	x				x
Charles J. Toeniskoetter	x				x
David L. Tyler	x	*	x
Employee Directors:
George E. Bull
Douglas B. Hansen

*	Indicates Chairperson of Committee

Director Compensation

      The following table provides information on Redwood Trust’s Independent Director compensation. Directors who are employed by Redwood Trust do not receive any compensation for their Board activities.

2002 Director Compensation Table

Annual Retainer	$20,000
Board Meeting Fee (In person attendance)	$1,000
Board Meeting Fee (Telephonic attendance)	$500
Committee Meeting Fee (In person attendance)	$750
Committee Meeting Fee (Telephonic attendance)	$500

      Independent Directors are also granted options to purchase shares of the Company’s Common Stock, which include dividend equivalent rights (DERs), at the fair market value on the date of grant each year which is the day after the Annual Meeting of Stockholders. Independent Directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings. Beginning in 2003, the Chairperson of the Audit Committee receives $1,500 per committee meeting attended in person and $1,000 if attended telephonically. The Chairpersons of the Compensation Committee and the Governance and Nominating Committee each receive $1,125 per committee attended in person and $750 if attended telephonically.

Compensation Committee Interlocks and Insider Participation

      The Company’s Compensation Committee is comprised of Ms. Byerwalter, Mr. Baum, Mr. Brown, and Mr. Tyler. The Compensation Committee establishes the compensation of the executive officers of the Company named in the Summary Compensation Table (Named Executive Officers) and also administers the Company’s executive compensation plans. None of the Compensation Committee members nor the Named Executive Officers has any relationships with the Company, its affiliates, or any other entities that must be disclosed under this caption.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and holders of more than 10% of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the

Company. Such officers, directors, and 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of such forms that it received, and written representations from reporting persons that no additional Form 5s were required for such persons, the Company believes that, during fiscal year 2002, all Section 16(a) filing requirements were satisfied on a timely basis.

MANAGEMENT OF THE COMPANY

      The Named Executive Officers of the Company and their positions are as follows:

Name	Position With The Company	Age

George E. Bull	Chairman of the Board and Chief Executive Officer	54
Douglas B. Hansen	President and Director	45
Brett D. Nicholas	Vice President	34
Andrew I. Sirkis	Vice President	41
Harold F. Zagunis	Vice President, Chief Financial Officer, Treasurer,	45
	Secretary, and Controller

      The executive officers serve at the discretion of the Company’s Board of Directors. Biographical information regarding Mr. Bull and Mr. Hansen is provided in the preceding pages. Biographical information regarding Mr. Nicholas, Mr. Sirkis, and Mr. Zagunis is set forth below.

      Brett D. Nicholas, age 34, has served as Vice President of the Company since 1996. Prior to joining the Company, he was Vice President of Secondary Marketing at California Federal Bank, FSB from 1994 to 1995. Prior to his service at California Federal Bank, he was Vice President of Secondary Marketing at Union Security Mortgage, a wholly owned subsidiary of Union Federal Savings Bank of Evansville, Indiana. Mr. Nicholas holds a B.A. degree in Economics from the University of Colorado at Boulder.

      Andrew I. Sirkis, age 41, has served as Vice President of the Company since 1997. Prior to joining the Company, he was Senior Vice President of Capital Markets at Saxon Mortgage Corporation, and worked for Saxon’s parent corporation, Resource Mortgage Capital. Prior to his service at Saxon Mortgage, Mr. Sirkis served as Vice President of Secondary Marketing at GMAC Mortgage Corporation. Mr. Sirkis holds a B.B.A. degree in Accounting from Temple University and an M.B.A. degree in Finance from Tulane University.

      Harold F. Zagunis, age 45, has served as a Chief Financial Officer, Vice President, Secretary, Treasurer, and Controller since 1999, and has served as Vice President since 1995. Prior to joining the Company, from 1986 to 1995, Mr. Zagunis was Vice President of Finance for Landmark Land Company, Inc., a publicly traded company owning savings and loan and real estate development interests. Mr. Zagunis holds B.A. degrees in Mathematics and Economics from Willamette University and an M.B.A. degree from Stanford University Graduate School of Business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of Common Stock of the Company as of March 1, 2003, by each person who is known to the Company to own beneficially more than 5% of the Company’s Common Stock, by each director, by each of the Named Executive Officers, and by all directors and Named Executive Officers as a group:

	Number of Shares	Approximate
Name	Beneficially Owned	% Owned

Wallace R. Weitz & Company (1)	3,218,516	19.4%
Anchor Capital Advisors, Inc. (2)	943,573	5.7%
George E. Bull (3)	695,678	4.1%
Douglas B. Hansen (4)	670,251	3.9%
Richard D. Baum (5)	7,750	*
Thomas C. Brown (6)	10,475	*
Mariann Byerwalter (7)	10,475	*
Greg H. Kubicek (8)	8,393	*
Charles J. Toeniskoetter (9)	25,324	0.2%
David L. Tyler (10)	24,315	0.2%
Brett D. Nicholas (11)	49,071	0.3%
Andrew I. Sirkis (12)	45,547	0.3%
Harold F. Zagunis (13)	61,279	0.4%
All Directors and Named Executive Officers as a group (11 persons)	1,608,558	9.1%

*	Less than one-tenth of one percent

(1)	Address: 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Includes 999,702 shares of Common Stock subject to a Voting Agreement pursuant to which Wallace R. Weitz & Company (Weitz) has transferred its voting rights with respect to such shares to Messrs. Bull and Hansen. The Voting Agreement covers up to 2,000,000 common shares and will continue in effect for so long as Weitz or its affiliates hold any capital stock of the Company and either Mr. Bull or Mr. Hansen continues to be employed by or remains on the Board of Directors of the Company. Under the Voting Agreement, Messrs. Bull and Hansen agree to vote the shares subject to the agreement on each matter to be voted upon in the same proportion as the votes cast on such matter by all stockholders other than Weitz and its affiliates. Also includes 114,600 shares of convertible preferred stock.

(2)	Address One Post Office Square, Boston, Massachusetts 92109.

(3)	Includes 141,863 shares held of record by the Bull Trust, 9,500 shares held in an IRA, 600 shares held of record by Mr. Bull’s spouse, 3,200 shares held of record by Mr. Bull’s children and 1,700 shares of convertible preferred stock held in an IRA and 70 shares of convertible preferred of record held by Mr. Bull’s children. Also includes 523,804 shares issuable upon the exercise of stock options exercisable within 60 days, 7,000 shares of restricted stock, and 7,941 shares of stock units in the Company’s Executive Deferred Compensation Plan.

(4)	Includes 523,804 shares issuable upon the exercise of stock options exercisable within 60 days, 7,000 shares of restricted stock, and 7,941 shares of stock units in the Company’s Executive Deferred Compensation Plan.

(5)	Includes 1,500 shares held in an IRA. Also includes 250 shares of convertible preferred stock held in an IRA and 6,000 shares issuable upon the exercise of stock options exercisable within 60 days.

(6)	Includes 10,475 shares issuable upon the exercise of stock options exercisable within 60 days.

(7)	Includes 10,475 shares issuable upon the exercise of stock options exercisable within 60 days.

(8)	Includes 4,337 shares held in GK Holt Company Inc. Money Purchase Pension & Profit Sharing Plan & Trust, 556 shares held in an IRA, 500 shares held in a living trust, and 1,000 shares held of record by Mr. Kubicek’s children.

(9)	Includes 500 shares on which Mr. Toeniskoetter has voting and investment power in the TBI Construction Profit Sharing Trust. Also includes 22,254 shares issuable upon the exercise of stock options exercisable within 60 days.

(10)	Includes 200 shares held of record by Mr. Tyler’s spouse. Also includes 6,000 shares issuable upon the exercise of stock options exercisable within 60 days.

(11)	Includes 44,523 shares issuable upon the exercise of stock options exercisable within 60 days, 1,500 shares of convertible preferred stock, and 2,592 shares of stock units in the Company’s Executive Deferred Compensation Plan.

(12)	Includes 40,671 shares issuable upon the exercise of stock options exercisable within 60 days, 1,000 shares of convertible preferred stock, and 2,474 shares of stock units in the Company’s Executive Deferred Compensation Plan.

(13)	Includes 1,000 shares held in an IRA. Also includes 57,636 shares issuable upon the exercise of stock options exercisable within 60 days and 2,592 shares of stock units in the Company’s Executive Deferred Compensation Plan.

EXECUTIVE COMPENSATION

      The table below sets forth information concerning compensation earned in the years ended December 31, 2002, 2001, and 2000 by the Company’s Chief Executive Officer and its four other executive officers during those years.

Summary Compensation Table

							Other
		Annual Compensation		Long-Term Compensation Awards			Compensation

					Dividend	Securities
				Stock	Equivalent	Underlying
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Awards($)(2)	Rights(#)(3)	Options(#)	Other($)(4)

George E. Bull	2002	$390,000	$558,552	$240,366	7,806	63,000	$19,116
Chairman of the Board and	2001	375,000	540,017	0	7,057	45,000	5,250
Chief Executive Officer	2000	350,000	352,110	260,610	5,962	57,200	25,250
Douglas B. Hansen	2002	$390,000	$558,552	$240,366	7,806	63,000	$6,181
President and Director	2001	375,000	540,017	0	7,057	45,000	5,250
	2000	350,000	352,110	260,610	5,962	57,200	25,250
Brett D. Nicholas	2002	$220,000	$182,338	$78,467	0	25,000	$7,310
Vice President	2001	200,000	151,910	0	0	15,000	5,250
	2000	200,000	59,010	0	0	0	5,250
Andrew I. Sirkis	2002	$210,000	$174,050	$74,900	0	15,000	$5,500
Vice President	2001	200,000	151,910	0	0	5,000	5,250
	2000	200,000	59,010	0	0	0	5,250
Harold F. Zagunis	2002	$220,000	$182,338	$78,467	3,104	15,000	$6,032
Chief Financial Officer,	2001	200,000	151,910	0	2,806	10,000	5,250
Vice President, and Secretary	2000	200,000	59,010	0	2,371	0	5,250

(1)	Amounts stated include bonus amounts accrued during the fiscal year and paid in cash within 2 1/2 months of year-end.

(2)	Represents the value of deferred stock awards invested in each employee’s Deferred Compensation Plan account in 2002. In 2000, it represents the value of restricted stock awards granted.

(3)	Represents the number of shares of stock, which are accrued stock DERs and are issuable to holders upon the exercise of the related stock options.

(4)	This column includes Company contributions to the Company’s Pension and Profit Sharing Plans. It also includes fees paid by affiliates of the Company to certain executive officers as Board fees in 2000. In 2002, it also includes amounts accrued in an officer’s deferred compensation account. The rate of accrual is set forth in the Deferred Compensation Plan and is based on the Company’s performance on its portfolio during the year. The column does not include cash DERs paid on unexercised stock options.

     The following table sets forth, for each of the Named Executive Officers, certain information concerning stock options granted during the 2002 fiscal year:

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value
					at Assumed Annual Rates
	Number of	% of Total Options			of Stock Price Appreciation
	Securities	Granted to	Exercise or		For Option Term
	Underlying Options	Employees in	Base Price	Expiration
Name	Granted(#)	Fiscal Year	($/Sh)	Date	5%($)	10%($)

George E. Bull	63,000	24.0%	$27.05	12/17/12	$1,071,731	$2,715,976
Douglas B. Hansen	63,000	24.0%	$27.05	12/17/12	$1,071,731	$2,715,976
Brett D. Nicholas	25,000	9.5%	$27.05	12/17/12	$425,290	$1,077,768
Andrew I. Sirkis	15,000	5.7%	$27.05	12/17/12	$255,174	$646,661
Harold F. Zagunis	15,000	5.7%	$27.05	12/17/12	$255,174	$646,661

      The following table sets forth, for the Named Executive Officers, certain information regarding the exercise of stock options during the 2002 fiscal year and the value of options held at fiscal year end:

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

			Number of
			Securities Underlying	Value of Unexercised
			Unexercised Options at	in-the-Money Options
	Shares Acquired	Value	Fiscal Year-End(#)	at Fiscal Year-End($)(1)
Name	on Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

George E. Bull	0	$0.00	500,578/209,911	$3,827,053/$1,443,653
Douglas B. Hansen	0	$0.00	500,578/209,911	$3,827,053/$1,443,653
Brett D. Nicholas	0	$0.00	39,836/54,182	$269,698/$186,806
Andrew I. Sirkis	0	$0.00	39,108/31,981	$292,909/$170,452
Harold F. Zagunis	0	$0.00	53,717/35,980	$622,378/$134,813

(1)	The value of unexercised in-the-money options is based on the market value of the Company’s common stock at December 31, 2002 minus the exercise price of the options.

Employment Agreements

      The Company entered into new employment agreements with Messrs. Bull and Hansen in April 2003. Each agreement provides for a term through December 31, 2005 and is automatically extended for an additional year at the end of each year of the agreements until the individual officer reaches age 65, unless either party provides a prescribed prior written notice to the contrary. Each agreement provides for an annual base salary and for participation in an annual performance incentive plan and in a long-term incentive plan. Each agreement provides for the officer to receive his base salary and annual incentive compensation to the date of termination of the officer’s employment by reason of death, disability or resignation, and to receive base compensation to the date of such termination for “cause” (as defined in the agreement). Each agreement also provides for the officer to receive severance payments in the event that the Company terminates the officer’s employment without “cause” (as defined in the agreement) or the officer resigns for “good reason” (as defined in the agreement), including the occurrence of either such type of termination following a change of control of the Company. The severance payments are paid 50% immediately and 50% in monthly installments over the succeeding twelve months, in an aggregate amount equal to three times the officer’s combined base salary and target annual bonus, each as in effect immediately prior to termination. All outstanding stock options and equity-related awards granted to the officer immediately vest upon either such type of termination. In addition, for stock options granted before December 31, 2002, the officer receives the sum of Dividend Equivalent Rights that would have been payable over the three year period following termination of employment under the provisions of the stock option grant agreement. Dividend Equivalent Right payments related to stock options granted on or after December 31, 2002 shall be treated in the same manner, unless the grant agreements for such stock options provide a different formula for the Dividend Equivalent Right payments. The officers are entitled to an excise tax gross-up if there are excise taxes payable by the officer on the value of severance benefits related to a change of control. All severance benefits under the agreements require the officer to execute a release agreement.

      Each of the agreements with Messrs. Bull and Hansen also contains a non-compete provision prohibiting the officer from competing with the Company for a period of one year after termination of the officer’s employment by the Company without “cause” (as defined in the agreement) or the officer’s resignation for “good reason” (as defined in the agreement). In the event of a “change of control” (as such term is defined in Section 2(f) of the Redwood Trust, Inc. Executive Deferred Compensation Plan) in which the surviving or acquiring corporation does not assume outstanding stock options and equity-related awards or substitute similar options and equity-related awards, the officer’s options and equity-related awards shall immediately vest and become exercisable if the officer’s service with the Company has not terminated prior to the effective date of the change of control; provided, however, that such acceleration of vesting will only occur if the

Company is not the surviving corporation or if shares of the Company’s common stock are converted into or exchanged for other securities or cash.

      The Company has also entered into employment agreements with each of Messrs. Nicholas, Sirkis, and Zagunis. Each agreement will remain in effect until terminated by either party. Each employment agreement provides for an annual base salary and for participation in a discretionary annual performance incentive plan. Each agreement provides for the officer to receive, in the event that the Company terminates his employment without cause, or if he resigns for good reason (as defined in the agreement, including the occurrence of a Change of Control of the Company as defined in the agreement), an amount, payable in three equal monthly installments, equal to the greater of 50% of his then current annual base salary, or 50% of his 1999 annual base salary plus his 1999 incentive bonus). Each agreement contains a non-compete provision prohibiting the officer from competing with the Company for a period of three months following termination of employment. The Company will likely enter into new employment contracts with these individuals effective for 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      There were no relationships or related transactions between the Company and any affiliate parties that are required to be reported in this Proxy Statement.

      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports of the Audit Committee and the Compensation Committee and the Performance Graph shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

      During 2002, the Audit Committee of the Company’s Board of Directors reviewed and reassessed its Audit Committee Charter as required. This charter, which is included as Appendix A, incorporates standards for audit committees set forth by both the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE). The Company’s revised Audit Committee Charter was approved by the full Board of Directors at the March 20, 2003 Board meeting. The Audit Committee will continue to review its Charter and request Board approval on an annual basis, and intends to include the most recent charter as an appendix to all future proxy statements.

      The Audit Committee is composed of four directors, each of whom is independent as defined by the rules of the New York Stock Exchange and the Securities and Exchange Commission. As presented in greater detail in the Audit Committee Charter, the Audit Committee’s responsibilities generally fall within the following four areas: (i) monitoring the integrity of the Company’s financial statements, (ii) providing an open avenue of communication between the independent auditors and the Board of Directors, including review of the auditors’ independence, scope of audit and related fees, and interim and year-end audited financial statements, (iii) retaining and terminating the independent auditors, and (iv) informing the Board of any legal, regulatory, or compliance issues that may have material impact on the financial statements.

      The Audit Committee met with both management and the independent auditors to discuss the interim and year-end financial statements and reports prior to their issuance. Such meetings included an overview of the preparation and review of such financial statements and a discussion of any significant accounting issues. Management and the independent auditors advised the Audit Committee that all statements were prepared under generally accepted accounting principles.

      The Audit Committee discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, Communications with Audit Committees. In addition, the Audit Committee received from the independent auditors written disclosures and a letter regarding the auditors’ independence as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees. Such disclosures and other matters relating to the auditors’ independence were reviewed by the Audit Committee and discussed with the independent auditors. The Audit Committee determined the non-audit services provided by the independent auditors were compatible with maintaining the auditors’ independence. The auditors did not provide any financial information systems design and implementation services.

      The scope of the audit was discussed with the Audit Committee prior to the audit. The Audit Committee discussed the results of the audit with management and the independent auditors. The Audit Committee also discussed with management and the independent auditors the adequacy of the Company’s internal controls, policies, systems, and management’s ongoing progress to further strengthen such areas as appropriate.

      Based on its review of the financial statements, and its discussions with management and the independent auditors, the Audit Committee recommended to the full Board of Directors that the Company’s audited financial statements for fiscal year ending December 31, 2002 be included in the Company’s Annual Report and Form 10-K for filing with the SEC.

Audit Committee
Thomas C. Brown
Greg H. Kubicek
Charles J. Toeniskoetter
David L. Tyler

COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Company’s Board of Directors (Committee) is comprised exclusively of independent directors. The Committee acts on behalf of the Board of Directors in administering the Company’s executive compensation plans and programs for the Named Executive Officers. Frederic W. Cook & Co., a nationally recognized compensation consulting firm, reports directly to the Committee as a third-party advisor. The Committee met four times during 2002, at which a portion of three meetings were in executive session. The Committee also held periodic briefings with the full Board to discuss its activities, and report on its evaluation of the Company’s two top officers (i.e., the Chairman and Chief Executive Officer, and the President).

      The Committee seeks to: (i) attract and retain highly qualified and productive executives; (ii) motivate executives to enhance the overall performance and profitability of the Company; (iii) reinforce the linkage between the interests of the Company’s shareholders and the executives by encouraging Company ownership by executives and tying long-term incentive awards to shareholder value creation; and (vi) ensure that compensation levels are both externally competitive and internally equitable.

      The compensation of the Company’s executives consists of salary, annual cash and/or deferred bonus awards, and stock options with Dividend Equivalent Rights (DERs) granted under the Company’s shareholder-approved Incentive Stock Plan. Compensation is reviewed annually. The Committee’s philosophy is to set salaries in the median market range, allowing for differentiation consistent with the overall responsibilities of the position and the capabilities and experience of the individual. The Committee awards cash bonuses to senior executives based 75% upon overall Company financial performance and 25% on individual performance. In recent years, the Company financial measure has been adjusted return on equity. The primary measure of individual achievement has been progress relative to various strategic and operating objectives established at the beginning of the year. Grants of stock options and DERs are based on practices of comparable companies and on the Committee’s assessment of the contributions made by each executive to the enhancement of the Company’s long-term value.

      During 2002, the Committee conducted a detailed review of the relevant executive compensation practices of a number of financial institutions, financial services companies, REITs, real estate companies, and mortgage companies. Many of the companies used for competitive executive pay comparisons were the same as those included in the industry peer group in the Performance Graph that appears later. Based upon this analysis, the Committee concluded that the Company’s executive compensation program reflects high corporate governance standards in its administrative process, is competitive in comparison to other comparable companies, and is appropriate in supporting the Company’s long-term objectives.

      Mr. Bull (Chairman and Chief Executive Officer) and Mr. Hansen (President) each received a salary of $390,000 in 2002, and are receiving a salary increase of 5% to $410,000 in 2003. The Committee believes that the current salary levels approximate competitive medians for these positions. For performance during 2002, the Committee awarded a bonus of $798,918 to each Mr. Bull and Mr. Hansen. Of the total bonus to each individual, $240,366 was mandatorily credited to a deferred stock account for distribution not prior to May 1, 2006. These bonus awards exceeded the target or normal bonus amounts that are set to approximate competitive median bonuses. The Committee’s primary considerations when awarding 2002 cash bonuses above the target levels were: (1) record return on equity performance, (2) strong cash flow generation, (3) improved operating efficiencies and capabilities, and (4) satisfactory achievement of other operating objectives. In December 2002, the Committee granted 63,000 stock options each to Mr. Bull and to Mr. Hansen. These ten-year options were struck at the fair market value of $27.05 per share and have related cash DERs attached that are payable until the earlier of four years or the date of stock option exercise. The Committee believes that the annualized value of these grants is in the median competitive range.

      For the three remaining Named Executive Officers, 2002 salaries ranged from $210,000 to $220,000. Above-target annual bonuses were earned by all three individuals, with a portion comparable to the two top officers credited in deferred stock awards to be paid at the end of three years. While the salaries approximate competitive median levels, the resulting total cash compensation is above median because of the strong Company and individual performances for the year. These three Named Executive Officers also received ten-

year stock options with four years of cash DERs attached, reflecting the same long-term incentive grant structure as awarded the two top officers.

      The Committee is aware of the limitations imposed by Section 162(m) of the Code on the deductibility for tax of certain forms of compensation in excess of $1 million per executive. The Company’s stock option grants generally meet the requirements for full tax deductibility. However, certain other elements of the Company’s compensation plans may not meet the tax law requirements for full tax deductibility because they allow the Committee to exercise discretion in setting compensation. The Committee believes that it is in the Company’s best interest to retain discretion in determining executive compensation, and the Committee reserves the right to implement compensation plans that might not be fully tax deductible. The Committee believes the cost impact of any loss of tax deductibility was immaterial to the Company in 2002.

Compensation Committee
Mariann Byerwalter
Richard D. Baum
Thomas C. Brown
David L. Tyler

PERFORMANCE GRAPH

      The following graph presents a total return comparison of the Company’s Common Stock, over the last five years, to the S&P Composite-500 Stock Index and the National Association of Real Estate Investment Trusts, Inc. (NAREIT) Mortgage REIT Index. The total returns reflect stock price appreciation and the value of dividends for the Company’s Common Stock and for each of the comparative indices. The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The total return performance shown on the graph is not necessarily indicative of future total return performance of the Company’s Common Stock.

Five Year-Total Return Comparison

December 31, 1997 through December 31, 2002

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Redwood Trust, Inc.	100.00	69.48	64.11	101.18	154.04	194.87
S&P Composite-500 Index	100.00	128.58	155.64	141.47	124.65	97.10
NAREIT Mortgage REIT Index	100.00	70.78	47.27	54.81	97.21	127.42

ITEM 2 — RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has selected the accounting firm of PricewaterhouseCoopers LLP to audit the Company’s financial statements, and otherwise act as the Company’s independent certified public accountants with respect to the year ended December 31, 2003. The Audit Committee’s selection of PricewaterhouseCoopers LLP for the current fiscal year is being presented to shareholders for ratification at the Annual Meeting. To the Company’s knowledge, neither PricewaterhouseCoopers LLP nor any of its partners has any direct financial interest or any material indirect financial interest in the Company, or has had any connection since the inception of the Company in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he of she desires to do so, and will be available to respond to appropriate questions from stockholders.

      The Board of Directors unanimously recommends that stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as auditors.

Audit Fees

      The aggregate fees and expenses billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for this fiscal year were $211,150.

Financial Information Systems Design and Implementation Fees

      There were no professional services rendered by PricewaterhouseCoopers LLP for information technology services relating to financial information systems design and implementation during 2002.

All Other Fees

      The aggregate fees and expenses billed by PricewaterhouseCoopers LLP for services rendered to the Company other than the services described above for the fiscal year ended December 31, 2002 were approximately $300,303. A portion of these fees, or $128,535, was for work related to the Company’s equity offerings, debt offerings, and tax accounting. The remainder of the fees, or $171,768, was for due diligence services for loan file review prior to the acquisition of residential real estate loans.

OTHER BUSINESS

      The Board of Directors knows of no other matters that may be presented for stockholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgment.

STOCKHOLDER PROPOSALS — 2004 ANNUAL MEETING

      Stockholders are entitled to present proposals for action at a forthcoming stockholders’ meeting if they comply with the requirements of the proxy rules and the Company’s Bylaws. Under the proxy rules, any proposals intended to be presented at the Annual Meeting of Stockholders of the Company to be held in the Year 2004 must be received at the Company’s offices on or before December 11, 2003 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to such meeting. Pursuant to the Company’s Bylaws, a stockholder must deliver the proposal to the Secretary of the Company at the principal executive office of the Company not less than 60 days nor more than 90 days prior to May 6, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

HAROLD F. ZAGUNIS
Secretary

Mill Valley, California
April 10, 2003

APPENDIX A

REDWOOD TRUST, INC.

Audit Committee Charter

Organization

      There shall be a committee of the Board of Directors of Redwood Trust, Inc. (Redwood) to be known as the Audit Committee. The Audit Committee shall be comprised entirely of independent directors. An “independent” director is based on the definitions regulated by law or rule of the Securities and Exchange Commission (SEC) or applicable stock exchange. In addition, for this purpose, an “independent” director shall mean a director who does not take part in the management of Redwood and is free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member.

      The membership of the Audit Committee shall consist of no fewer than three independent members of the Board of Directors upon recommendation of the Governance and Nominating Committee. The members shall serve at the pleasure of the Board of Directors and may be removed by the Board of Directors at any time.

      All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, be financially literate, and at least one member of the committee shall have accounting or related financial management expertise.

Statement of Policy

      The Audit Committee shall provide assistance to Redwood’s directors and management in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of Redwood, the quality and integrity of the financial reports and controls of Redwood, the auditors’ qualifications and independence, the performance of the auditors and internal audit function, and the compliance by Redwood with legal and regulatory matters.

Responsibilities

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changes in conditions, rules, and regulations and to ensure to the directors and shareholders that the corporate accounting, financial reporting, and control practices of Redwood are in accordance in all material respects with all appropriate requirements. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

      In carrying out its responsibilities, the Audit Committee, to the extent it deems necessary or appropriate, will:

1. Provide an open avenue of communication between the auditors and the Board of Directors.

2. Review and update the Audit Committee’s charter at least annually.

3. Report Audit Committee actions to the Board of Directors with recommendations as may be deemed appropriate.

4. Meet as often as it determines, but not less frequently than quarterly. The Audit Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. Meetings can be in person or by telephone.

5. Meet with the auditors, the internal auditors (or the personnel responsible for such function), and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

6. Conduct an annual self-evaluation of the Audit Committee’s performance.

7. Prepare an Audit Committee Report for inclusion in the annual proxy statement that describes the Audit Committee’s composition and responsibilities and how they were discharged.

8. Retain the auditors to be engaged (in some cases, subject to shareholder ratification), review their performance and terminate auditors (if deemed necessary and appropriate). The auditors shall report directly to the Audit Committee.

9. Obtain and review annually a formal written statement from the auditors describing (i) the firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (iii) all relationships between Redwood and the auditors. Discuss with the auditors any disclosed relationships or services that may impact the auditors’ objectivity and independence.

10. Review and pre-approve the scope, terms, and related fees of all auditing services and permitted non-audit services provided by the auditors, subject to the de minimus exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit.

11. Consider, in consultation with the auditors, the audit scope, and the audit plan of the auditors. Review with the auditors the coordination of all audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of all resources.

12. Consider and review with the auditors:

a. The adequacy of Redwood’s internal controls in providing reasonable assurance regarding the effectiveness and efficiency of operations.

b. The reliability of financial reporting and compliance with applicable laws and regulations.

c. Any related significant findings and recommendations of the auditors related to their findings during the audit together with management’s responses thereto.

d. The auditors’ response to detecting or becoming aware of any information that would indicate an illegal act, including fraud, has or may have occurred.

13. Review with management and auditors at the completion of the annual examination:

a. Redwood’s annual financial statements and related footnotes.

b. The auditors’ audit of the financial statements and their report thereon.

c. Any significant changes required in the auditors’ audit plans.

d. Significant findings during the year and management’s response thereto, including any serious difficulties or disputes with management encountered during the course of the audit.

e. The adequacy of the disclosure controls and procedures in all Redwood’s filings with the SEC.

f. Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards including Auditing Standards No. 61 relating to the conduct of the audit.

14. Review and discuss reports from the auditors on:

a. All critical accounting policies and practices to be used.

b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatments preferred by the auditors.

c. Other material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences.

15. Review with management and auditors the annual and interim financial reports before such reports are filed with the SEC or other regulators including Redwood’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations”. Review the earnings release, including any use of “pro forma” or “adjusted” non-GAAP information.

16. Review annually Redwood’s internal audit plan. The plan shall include an assessment of the internal audit requirements, given appropriate consideration to the size and complexity of Redwood. The Audit Committee will engage internal auditors and other personnel for specified internal audit functions, as deemed appropriate.

17. Review with management and the auditors and report to the Board of Directors the effectiveness of Redwood’s internal controls including discussing any significant deficiencies in the design or operation of internal controls which could adversely affect Redwood’s ability to record, process, summarize, and report financial or other data, and identifying any material weaknesses in internal controls along with the steps planned to make necessary improvements. Review disclosures made to the Audit Committee by Redwood’s CEO and CFO during their certification process for SEC filings.

18. Discuss with management and the auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding Redwood’s financial statements or accounting policies.

19. Inquire of management and the auditors about significant risks or exposures with respect to corporate accounting, reporting practices of Redwood, the quality and integrity of the financial reports and controls of Redwood, regulatory and accounting initiatives as well as off-balance sheet structures (if any) on Redwood’s financial statements, and assess the steps management has taken to minimize such risks to Redwood and steps taken to disclose such information to the public.

20. Review and evaluate the lead partner of the external auditor team. Ensure the rotation of the lead partner as required by law and regulation. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the auditing firm on a regular basis.

21. Pre-approve Redwood’s hiring of employees or former employees of the auditors who have previously participated in any capacity in the audit or other services provided to Redwood.

22. Discuss with Redwood’s corporate counsel legal matters that may have a material impact on Redwood’s financial statements or Redwood’s compliance policies.

23. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to independently retain counsel, accountants, or others to assist it in the conduct of any investigation or for any other reason deemed necessary and appropriate. Redwood shall provide funding for all services performed by auditors and other advisors at the request of the Audit Committee.

24. Establish procedures for the confidential, anonymous submission by employees to the Audit Committee concerns regarding questionable accounting or auditing matters that may affect the integrity of Redwood’s disclosures, financial reporting, accounting processes, compliance, or any other area. Ensure this process has been communicated to all employees at Redwood. Further establish procedures for the receipt, retention, and treatment of complaints and concerns received regarding accounting, internal controls, auditing, or regulatory matters.

25. Delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, review of interim financial statements and press releases prior to filing, provided that decisions of such subcommittee shall be presented to the full Audit Committee at its next meeting.

26. The Committee will perform such other functions as assigned by law, any applicable exchange rules and regulations, the SEC’s or applicable stock exchange’s rules and regulations, Redwood’s charter or bylaws, or the Board of Directors.

Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or establish internal controls or to determine that Redwood’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the auditors.

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1. ELECTION OF DIRECTORS INSTRUCTIONS: To withhold authority to vote for any individual nominee check the “FOR all nominees” box to the left, and strike a line through that nominee’s name below	2.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF REDWOOD TRUST, INC.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	3.	IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJORNMENT OR POSTPONEMENT THEREOF.

01 Greg H. Kubicek, 02 Thomas C. Brown, 03 George E. Bull	FOR all nominees listed (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐

IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION PLEASE SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN.
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Dated:_______________________________________________________, 2003
(BE SURE TO DATE PROXY)

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REDWOOD TRUST, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THE UNDERSIGNED HEREBY APPOINTS DOUGLAS B. HANSEN, HAROLD F. ZAGUNIS, AND DEBBIE PASHILK, AND EACH OF THEM SINGLY, AS PROXIES WITH FULL POWER OF SUBSTITUTION, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE HEREOF, ALL SHARES OF COMMON STOCK OF REDWOOD TRUST, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE ACQUA HOTEL, 555 REDWOOD HIGHWAY, MILL VALLEY, CALIFORNIA ON MAY 8, 2003, AT 11:00 A.M. LOCAL TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     BY SIGNING AND DATING THE REVERSE OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL, AS MARKED, OR IF NOT MARKED TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENVELOPE PROVIDED. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     THIS PROXY IS REVOCABLE AND THE UNDERSIGNED MAY REVOKE IT AY ANY TIME PRIOR TO ITS EXERCISE. ATTENDANCE OF THE UNDERSIGNED AT SAID MEETING OR ANY ADJOURNED OR POSTPONED SESSION THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL INDICATE AFFIRMATIVELY THEREAT THE INTENTION OF THE UNDERSIGNED TO VOTE SAID SHARES IN PERSON. IF THE UNDERSIGNED HOLD(S) ANY SHARES OF REDWOOD TRUST, INC. IN A FIDUCIARY, CUSTODIAL OR JOINT CAPACITY OR CAPACITIES, THIS PROXY IS SIGNED BY THE UNDERSIGNED IN EVERY SUCH CAPACITY AS WELL AS INDIVIDUALLY.

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